Supplemental Disclosure of Oil and Natural Gas Operations (Unaudited) - Schedule of Costs Incurred in Crude Oil and Natural Gas Exploration (Details) - USD ($)	2 Months Ended	10 Months Ended	12 Months Ended
	Dec. 31, 2023	Nov. 14, 2023	Dec. 31, 2022
Schedule of Costs Incurred in Crude Oil and Natural Gas Exploration [Abstract]
Exploration costs			$ 1,031,300
Development costs	238,499	6,769,557	15,048,100
Total	$ 238,499	$ 6,769,557	$ 16,079,400